HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-151805       HV-6777 – Hartford 403(b) Cornerstone Innovations

Supplement dated November 22, 2017 to your Prospectus

FUND NAME CHANGE

AB International Growth Fund – Class A

Effective on or about January 8, 2018, the AB International Growth Fund will be re-named the AB Sustainable International Thematic Fund.

As a result of the change, all references to AB International Growth Fund in your Prospectus are deleted and replaced with AB Sustainable International Thematic Fund.

The Prospectus is amended to reflect the above changes.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.